UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2008 (December 17, 2008)

MIPSOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-140652	20-4047619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 West Wakara Way Suite 203 Salt Lake City, UT	84108
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 293-0836

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 15, 2008, M. Duane Simon, Director resigned from his position with MIP Solutions, Inc.

On December 17, 2008, Dale Carlton, Director and Glenn Southard, Chief Scientific Officer, Director resigned from their positions with MIP Solutions, Inc.

On December 18, 2008, Gary MacDonald, Director was appointed Interim Chief Executive Officer and Director of MIP Solutions, Inc.

On December 18, 2008, Jeffery Lamberson (past President) was appointed Interim President and Director of MIP Solutions, Inc. Commencing on or before January 9, 2009.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPSolutions, INC.
By:	/s/ Gary MacDonald
Gary MacDonald, Interim Chief Executive Officer and Director

Date: December 22, 2008